UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2025

ADT Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38352	47-4116383
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Yamato Road
Boca Raton, Florida		33431
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 561 988-3600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ADT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) On May 21, 2025, ADT Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The matters voted upon at the Annual Meeting and the final results of such voting are set forth below in (b). A more complete description of each proposal is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 7, 2025.

(b)

Proposal 1. To elect Marques Coleman, Paul J. Smith, Matthew E. Winter, and Suzanne Yoon to the Board of Directors of the Company (the “Board”) as Class II directors, in each case, for a term of three years expiring at the annual meeting of stockholders to be held in 2028 (the “2028 Annual Meeting”). The Company’s stockholders duly elected each of Marques Coleman, Paul J. Smith, Matthew E. Winter, and Suzanne Yoon by at least a plurality of the votes cast, to serve as Class II directors until the 2028 Annual Meeting and until his or her successor is duly elected and qualified. The results of the voting were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Marques Coleman	691,848,017	7,537,435	30,338,965
Paul J. Smith	692,010,424	7,375,028	30,338,965
Matthew E. Winter	630,800,068	68,585,384	30,338,965
Suzanne Yoon	696,745,189	2,640,263	30,338,965

Proposal 2. To conduct an advisory vote to approve the compensation of the Company’s named executive officers. The Company’s stockholders approved, on a non-binding, advisory basis, the executive compensation of the Company’s named executive officers. The results of the voting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
653,427,407	100,387,239	315,332	30,338,965

Proposal 3. To approve an amendment and restatement to the Company’s amended and restated certificate of incorporation (the “A&R Certificate of Incorporation”) to declassify the Board (the “Declassification Amendment”). The Company’s stockholders approved the Declassification Amendment. The results of the voting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
753,734,419	150,933	244,625	30,338,965

Proposal 4. To approve an amendment and restatement to the A&R Certificate of Incorporation to create a stockholder right to call a special meeting (the “Special Meeting Amendment”). The Company’s stockholders approved the Special Meeting Amendment. The results of the voting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
753,628,314	219,847	281,817	30,338,965

Proposal 5. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The Company’s stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The results of the voting were as follows:

Votes For	Votes Against	Abstentions
782,556,881	1,472,675	439,387

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADT Inc.

Date:	May 21, 2025	By:	/s/ Noah Allen
Noah Allen Vice President and Deputy General Counsel, Corporate & Securities